                                                                  Exhibit 24

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ NORMAN R. AUGUSTINE                                         December 5, 1996
-----------------------
Norman R. Augustine
Chief Executive Officer
  and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ MARCUS C. BENNETT                                           December 5, 1996
---------------------
Marcus C. Bennett
Executive Vice President,
  Chief Financial Officer
  and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ ROBERT E. RULON                                             December 5, 1996
-------------------
Robert E. Rulon
Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ VANCE D. COFFMAN                                            December 5, 1996
--------------------
Vance D. Coffman
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ HOUSTON I. FLOURNOY                                         December 5, 1996
-----------------------
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ JAMES F. GIBBONS                                            December 5, 1996
--------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ EDWARD E. HOOD, JR.                                         December 5, 1996
-----------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ CALEB B. HURTT                                              December 5, 1996
------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ GWENDOLYN S. KING                                           December 5, 1996
---------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ FRANK C. LANZA                                              December 5, 1996
------------------
Frank C. Lanza
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ VINCENT N. MARAFINO                                         December 5, 1996
-----------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ EUGENE F. MURPHY                                            December 5, 1996
--------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ ALLEN E. MURRAY                                             December 5, 1996
-------------------
Allen E. Murray
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
          Plus



/s/ BERNARD L. SCHWARTZ                                         December 5, 1996
----------------------
Bernard L. Schwartz
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


          The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen
     M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
      (ii)     Lockheed Martin Corporation Salaried Savings Plan
     (iii)     Lockheed Martin Corporation Salaried Savings Plan II
      (iv)     Lockheed Martin Corporation Supplemental Savings Plan
       (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
      (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan
               Plus



     /s/ DANIEL M. TELLEP                                      December 5, 1996
     --------------------
     Daniel M. Tellep
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan Plus



/s/ CARLISLE A.H. TROST                                         December 5, 1996
-----------------------
Carlisle A.H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan Plus



/s/ JAMES R. UKROPINA                                           December 5, 1996
--------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering (or removing from registration) under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or its subsidiaries (together with associated interests in the plans, if any) and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

  (i) Lockheed Martin Corporation Performance Sharing Plan for Bargaining Unit Employees
 (ii)     Lockheed Martin Corporation Salaried Savings Plan
(iii)     Lockheed Martin Corporation Salaried Savings Plan II
 (iv)     Lockheed Martin Corporation Supplemental Savings Plan
  (v)     Lockheed Martin Corporation Hourly Employee Savings Plan Plus
 (vi)     Lockheed Space Operations Company Hourly Employee Investment Plan Plus



/s/ DOUGLAS C. YEARLEY                                          December 5, 1996
----------------------
Douglas C. Yearley
Director